UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2013

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

402 Industrial Lane
Birmingham, Alabama 35211
 (Address of principal executive offices, including zip code)

(205) 942-3737
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 6, 2013, William H. Rogers, Jr., a member of the Board of Directors of Books-A-Million, Inc. (the “Company”), notified the Company that he will not stand for re-election to the Company’s Board of Directors when his term expires at the Company’s 2013 Annual Meeting of Stockholders to be held on May 28, 2013 (the “Annual Meeting”).  Mr. Rogers’ decision not to stand for re-election was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  As set forth in Mr. Rogers’ notice to the Company, his decision not to stand for re-election was based on the time and other demands of his numerous current professional obligations, including his service as Chairman and Chief Executive Officer of SunTrust Banks, Inc.  Mr. Rogers will continue as a member of the Board of Directors until the Annual Meeting.

Item 8.01                      Other Events.

On May 9, 2013, the Company issued a press release announcing the nomination of Edward W. Wilhelm to serve as a director of the Company.  Mr. Wilhelm will be recommended for election by the Company’s stockholders at the Annual Meeting.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Exhibit

99.1	Press Release dated May 9, 2013.

Where You Can Find More Information

The Company intends to file the proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on May 9, 2013 and will commence mailing the proxy statement and related materials to stockholders on the same day.  The proxy statement will contain important information about the Company and the Annual Meeting, including information about Mr. Wilhelm as a nominee for director of the Company.  THE COMPANY URGES YOU TO READ CAREFULLY THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE ANNUAL MEETING WHEN THEY BECOME AVAILABLE, AS SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.  Stockholders will be able to obtain these documents free of charge at the SEC’s website, www.sec.gov, and the Company’s proxy statement and annual report to stockholders will also be available at the Annual Meeting website, www.booksamillioninc.com/report, beginning on May 9, 2013.  In addition, documents filed by the Company with the SEC will be available free of charge from the Company upon written request to R. Todd Noden, Chief Financial Officer, 402 Industrial Lane, Birmingham, Alabama 35211.

Participants in the Solicitation of Proxies for the Annual Meeting

The Company and its directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders for the Annual Meeting.  You can find information about the directors and executive officers of the Company in the Company’s Annual Report on Form 10-K filed with the SEC on April 19, 2013, and additional information will be included in the proxy statement and annual report to stockholders when these documents become available.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Terrance G. Finley
Terrance G. Finley Chief Executive Officer and President

    Dated: May 9, 2013